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                                                                    Exhibit 23.1

                  CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS


As independent public accountants, we hereby consent to the incorporation of our report included in this form 10-K, into the Company's previously filed Registration Statement File No. 333-61602.

                                                        /s/ Arthur Andersen LLP

New York, New York
March 29, 2002